UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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LIFEPOINT HOSPITALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M92253-P64449 LIFEPOINT HOSPITALS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2015. LIFEPOINT HOSPITALS, INC. 330 SEVEN SPRINGS WAY BRENTWOOD, TN 37027 Meeting Type: Annual Meeting For holders as of: April 10, 2015 Date: June 2, 2015 Time: 3:00 p.m., Central Daylight Time Location: LifePoint Hospital Support Center 330 Seven Springs Way Brentwood, Tennessee 37027

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: For directions to the Annual Meeting, please contact Investor Relations at (615) 920-7000. This notice, accompanied by proper form of identification, can serve as your admission ticket. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. Notice and Proxy Statement Proxy Materials Available to VIEW or RECEIVE: M92254-P64449 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items 01) Marguerite W. Kondracke 02) John E. Maupin, Jr. 03) Marilyn B. Tavenner 2. Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015. 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: 3. Advisory vote to approve the compensation of the Company's named executive officers as presented in the proxy statement. 4. Approval of an amendment to the Company's 2013 Long-Term Incentive Plan. The Board of Directors recommends you vote FOR the following: Nominees: M92255-P64449

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